2017 First Quarter Earnings April 21, 2017

04/21/2017 Safe Harbor Statement Forward-Looking Statements Information in this presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believes," "can," "could," "may," "predicts," "potential," "should," "will," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "intends" and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption "Risk Factors" in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this press release may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate any acquired businesses into our business model; (7) projected population and income growth in our targeted market areas; (8) competitive pressures in our markets and industry; (9) our ability to attract and retain key personnel; (10) changes in accounting policies or judgments and (11) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results, and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements, which should be read in conjunction with the other cautionary statements that are included elsewhere in this press release. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. 2

04/21/2017 Southeastern Regional Bank in Attractive Growth Markets Eight Acquisitions 3 One Southeastern Franchise

04/21/2017 4 First Quarter Highlights Note: See reconciliation of core EPS, core ROA, and core efficiency ratio in appendix ■ Reported EPS of $0.39 and Core EPS of $0.45 ■ Generated ROA of 0.84% and Core ROA of 0.96% ■ Successfully completed CommunityOne systems conversion, remain on track for mid-40s cost saves ■ Grew loans 6% LQA and core deposits 15% LQA, with deposit costs flat ■ NIM expanded by 6 bps to 3.73% ■ Reported efficiency ratio of 64% including merger and branch closure charges, and sustained Core efficiency ratio at 59%, below our 60% target ■ Total assets grew to $10.1 billion

04/21/2017 ■ 1Q17 includes CommunityOne for full quarter ■ Provision covers charge-offs, includes reserve build of $0.7M ■ GAAP efficiency ratio of 64% includes conversion charges and branch closures; core efficiency ratio under 60% target 5 First Quarter Financial Summary Note: See reconciliation of Core net income, Core EPS, Core fee ratio, Core efficiency ratio, Core ROA, and Core ROTCE in appendix ($ mm's except per share data, growth rates, and metrics) 1Q17 4Q16 1Q16 Net interest income 82.1$ 6% 34% Provision 3.4 71% 147% Non-interest income 15.9 -7% 518% Non-interest expense 62.7 -15% 34% Pretax income 31.9 69% 104% Net income 20.9 68% 112% Per share 0.39$ 61% 75% Non-GAAP Adjustments 3.0 NM NM Core net income 23.9 7% 42% Per share 0.45$ 2% 17% Key Metrics 1Q17 4Q16 1Q16 Net interest margin (NIM) 3.73 3.67 3.64 Fee ratio 16.2% 17.9% 4.0% Efficiency ratio 64.0% 78.0% 73.4% ROA 0.84% 0.53% 0.53% ROE 6.4% 4.1% 4.0% Non-GAAP Core Metri s Core fee ratio 16.1% 16.3% 16.1% Core efficiency ratio 59.0% 58.2% 61.6% Core ROA 0.96% 0.96% 0.91% Core ROTCE 9.2% 8.7% 8.0% % change

04/21/2017 6 Note: See reconciliation of core EPS, core ROA, and core efficiency ratio in appendix Tangible Book Value Per Share Non-GAAP Adjustments Detail (In thousands) First Quarter Financial Summary (continued) ■ Conversion expenses of $3.0M during 1Q17, in line with expected costs ■ Branch closure expenses of $1.9M ■ Dividend of $0.12/share declared for 1Q17 4Q16 20.01$ Net Income 0.39 Other 0.01 Dividends (0.12) 1Q17 20.29$ Non-core adjustments detail 1Q17 Conversion costs and merger tax deductible 3,037$ Restructuring expenses 1,912 Tax adjustment - Securities gains (67) Total pre-tax 4,882 Tax effect of adjustments (1,865) Total after-tax 3,017$

04/21/2017 -$30 -$32 -$11 $7,406 +$178 $7,512 4Q16 Total Loans Run-off of Prime Indirect Auto Reduced Line Utilization C1 Transition Net New Loans 1Q17 Total Loans 21.06 7 Consistent High-Quality Loan Production New Loans by Product (In millions) New Loans by Geography (In millions) Loan Production/Run-off Roll-forward (In millions) 145 230 152 148 149 89 133 123 165 181 62 110 196 132 175 $296 $473 $471 $445 $505 1Q16 2Q16 3Q16 4Q16 1Q17 Commercial CRE Consumer 75 139 213 116 182 141 183 138 241 228 80 151 120 88 95 $296 $473 $471 $445 $505 1Q16 2Q16 3Q16 4Q16 1Q17 Florida Carolinas Tennessee

04/21/2017 Note: Core deposits include noninterest demand, NOW, savings & money market, and excludes time deposits. 8 Strong Core Deposit Growth Deposit Balances (In millions) Cost of Deposits 1,191 1,172 1,207 1,590 1,680 1,402 1,457 1,464 1,930 1,960 1,583 1,509 1,568 2,148 2,244 1,764 1,670 1,794 2,213 2,209 1Q16 2Q16 3Q16 4Q16 1Q17 Noninterest demand NOW Savings & Money Market Time / Other $7,881 $5,940 $5,807 $6,033 28% 27% 24% 21% $8,093 0.17% 0.18% 0.19% 0.19% 0.21% 0.42% .41% 0.41% 0.39% 0.39% 0.42% 0.42% 0.41% 0.41% 0.41% 1Q16 2Q16 3Q16 4Q16 1Q17 Core Deposits Total Cost of Deposits Contractual

04/21/2017 3.67% +0.07% +0.02% 4Q16 Net Loan Recovery Dec Rate Hike Compression / Other 1Q17 3.73% (0.03)% Note: See reconciliation of contractual net interest margin in appendix 9 Net Interest Margin Grows 6 bps to 3.73% Net Interest Margin (NIM) Yields and Cost of Funds 3.64% 3.62% 3.58% 3.67% 3.73% 3.16% 3.25% 3.11% 3.27% 3.34% 1Q16 2Q16 3Q16 4Q16 1Q17 GAAP NIM Contractual NIM 0.51% 0.50% 0.51% 0.49% 0.49% 4.52% 4.48% 4.40% 4.54% 4.58% 2.32% 2.35% 2.43% 2.39% 2.51% 1Q16 2Q16 3Q16 4Q16 1Q17 Loans Investments Cost of Funds NIM Drivers

04/21/2017 Note: See reconciliation of core non-interest income in appendix 10 Non-interest Income up Sequentially Non-interest Income (In millions) Non-interest Income Detail (In millions) $2.6 $11.9 $12.4 $17.0 $15.9 $11.7 $11.8 $12.3 $15.1 $15.8 1Q16 2Q16 3Q16 4Q16 1Q17 Non-interest Income Core Non-interest Income 1Q16 4Q16 1Q17 Services charges on deposits 4.8$ 5.9$ 5.4$ Debit card income 3.1 4.2 4.8 Fees on mortgage loans sold 1.0 1.4 1.2 Investment advisory and trust fees 0.5 0.6 0.6 FDIC indemnification asset expense (9.2) - - Securites gains 0.0 1.9 0.1 Other 2.3 3.0 3.8 Non-interest Income 2.6$ 17.0$ 15.9$ Less: Securities gains (0.0) (1.9) (0.1) Plus: FDIC IA Expense 9.2 - - Non-GAAP Core Non-interest Income 11.7$ 15.1$ 15.8$

04/21/2017 Note: See reconciliation of core efficiency ratio and core non-interest expense in appendix 11 Focused on Efficiency & Merger Cost Savings Efficiency Ratio Non-interest Expense Detail (In millions) 45.0 43.3 45.8 54.1 57.8 $46.9 $44.5 $47.5 $74.0 $62.7 1Q16 2Q16 3Q16 4Q16 1Q17 Core Non-interest Expense Non-GAAP Adjustments 64.0% 59.0% 50% 55% 60% 65% 70% 75% 80% 85% Efficiency Rati Core Effici ncy Ratio Target 60%

04/21/2017 12 Liquidity and Capital Ratios Remain Strong Tier 1 Leverage Ratio Liquidity Portfolio Loan/Deposit Ratio 12.5% 12.6% 12.9% 12.2% 11.6% 1Q16 2Q16 3Q16 4Q16 1Q17 94.9% 98.9% 98.4% 94.0% 92.8% 1Q16 2Q16 3Q16 4Q16 1Q17 Cash / Equivalents, 9.1% U.S. Agency Securities, 0.6% Equity Securities and Mutual Funds, 0.2% Corporate bonds, 8.8% Municipal bonds, 1.1% Industrial Revenue, 0.2% MBS - GSE, 80.0% 1Q17 capital ratio is preliminary

04/21/2017 Credit Metrics New Loan Portfolio Performing Strongly Net Charge-offs (NCOs) Past Dues & Nonaccruals 13 0.09% 0.17% 0.11% 0.23% 0.09%0.11% 0.12% 0.18% 0.18% 0.21% 1Q16 2Q16 3Q16 4Q16 1Q17 Past Due Non-Accruals1Q16 4Q16 1Q17 Criticized 0.25% 0.57% 0.69% Classified Performing 0.55% 0.37% 0.41% las ified Nonperforming 0.11% 0.18% 0.21% Total Criticized/Classified 0.91% 1.11% 1.32% Reserves / Loans 0.47% 0.41% 0.40% Reserves / NCOs 4.47x 1.72x 1.99x Reserves / Nonaccruals 4.27x 2.27x 1.91x Total LLR + Marks / Total Loan Portfolio 1.46% 1.19% 1.06% 0.12% 0.15% 0.12% 0.24% 0.20% Q16 2Q16 3Q16 4Q16 1Q17

04/21/2017 Special Assets Remain at Low Levels Nonperforming Loans / Total Loans 14 Special Assets (In millions) 225 201 213 195 232 230 53 49 44 46 53 51 $278 $249 $257 $241 $285 $281 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Loans REO 1.15% 1.13% 1.02% 1.01% 1Q16 2Q16 3Q16 4Q16 1 7 0.95%

04/21/2017 15 Appendix

04/21/2017 Use of Non-GAAP Financial Measures Core net income, core efficiency ratio, core return-on-assets ("core ROA"), tangible book value and tangible book value per share are each non-GAAP measures used in this report. A reconciliation to the most directly comparable GAAP financial measures - net income in the case of core net income and core ROA, total non-interest income and total non-interest expense in the case of core efficiency ratio, and total shareholders' equity in the case of tangible book value and tangible book value per share - appears in tabular form at the end of this presentation. The Company believes core net income, the core efficiency ratio and core ROA are useful for both investors and management to understand the effects of certain non-interest items and provide an alternative view of the Company's performance over time and in comparison to the Company's competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value and tangible book value per share are useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors. These measures should not be viewed as a substitute for total shareholders' equity. The Company uses these non-GAAP measures for various purposes, including measuring performance for incentive compensation and as a basis for strategic planning and forecasting. These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. 16 GAAP and Non-GAAP Disclosures

04/21/2017 17 Reconciliation of Core Noninterest Income / Expense $ 000's 1Q17 4Q16 3Q16 2Q16 1Q16 Net interest income $82,116 $77,819 $62,627 $61,515 $61,367 Reported non-interest income 15,852 17,016 12,370 11,922 2,566 Less: Securities gains 67 1,894 71 117 40 Termination of loss share – – – – (9,178) Core non-interest income $15,785 $15,122 $12,299 $11,805 $11,704 Reported non-interest expense $62,703 $73,994 $47,530 $44,536 $46,938 Less: Severance expense – 7 – – 75 Conversion costs and merger 3,037 18,245 331 881 1,107 Legal merger non deductible – 280 61 355 580 Restructuring expense 1,912 4 (113) 5 142 Contract termination – – – – – Legal settlement – 1,361 1,500 – – Core non-interest expense $57,754 $54,097 $45,751 $43,295 $45,034 Core Fee Ratio* 16.1% 16.3% 16.4% 16.1% 16.1% Efficiency Ratio** 64.0% 78.0% 63.4% 60.6% 73.4% Core Efficiency Ratio*** 59.0% 58.2% 61.1% 59.1% 61.6% * Core Fee Ratio: Core non-interest income / (Net interest income + Core non-interest income) ** Efficiency Ratio: Non-interest expense / (Net interest income + Non-interest income) ***Core Efficiency Ratio: Core non-interest expense / (Net interest income + Core non-interest income)

Reconciliation of Core Net Income

$ 000's	Quarter Ended 1Q17	Quarter Ended 1Q17	Quarter Ended 4Q16	Quarter Ended 4Q16	Quarter Ended 1Q16	Quarter Ended 1Q16
Net income	**$ 20,883**	**$ 20,883**	**$ 12,434**	**$ 12,434**	**$ 9,840**	**$ 9,840**
Adjustments	**Pre-Tax**	**After-tax**	**Pre-Tax**	**After-tax**	**Pre-Tax**	**After-tax**
Non-Interest Income						
Termination of loss share agreement					9,178	5,670
Security gains*	(67)	(41)	(1,894)	(1,170)	(40)	(25)
Non-Interest Expense						
Severance expense *	-	-	7	4	75	46
Restructuring expense*	1,912	1,181	4	3	142	88
Conversion costs and merger tax deductible*	3,037	1,877	18,245	11,270	1,107	684
Legal merger non deductible	-	-	280	280	580	580
Contract Termination	-	-	-	-	-	-
Tax adjustment	-	-	(1,350)	(1,350)	-	-
Legal settlement*	-	-	1,361	841	-	-
Tax effect of adjustments*	(1,865)	NA	(6,775)	NA	(3,999)	NA
Core Net Income	**$ 23,900**	**$ 23,900**	**$ 22,312**	**$ 22,312**	**$ 16,883**	**$ 16,883**
Diluted shares	53,127		50,387		43,904	
Core Net Income per share	$0.45		$0.44		$0.38	
Average Assets	$9,907,560		$9,329,334		$7,450,422	
Tangible Common Equity	$1,042,220		$1,023,177		$848,305	
ROA**	0.84%		0.53%		0.53%	
Core ROA***	0.96%		0.96%		0.91%	
Core ROTCE****	9.2%		8.7%		8.0%	

* Tax effected at an income tax rate of 38%
** ROA: Annualized net income / average assets
*** Core ROA: Annualized core net income / average assets
**** Core ROTCE: Annualized core net income / tangible common equity

04/21/2017

18

04/21/2017 19 Tangible Book Value (In thousands, except per share data) March 31, 2017 Total common shareholders' equity $1,307,931 Less: Goodwill and core deposit intangibles, net of taxes 253,708 angible book value* $1,054,223 Common shares outstanding 51,966 Tangible book value per share $20.29 * Tangible book value is equal to book value less goodwill and core deposit intangibles, net of related deferred tax liabilities.

04/21/2017 1. Includes effects of tax equivalent adjustments 2. Excludes purchase accounting adjustments 20 Contractual Net Interest Margin $ 000's Average Earning Net Interest Net Interest Assets Income1 Margin March 31, 2017 Reported 8,998,422 93,518 3.73% Purchase Accounting Impact (38,782) 8,645 0.39% Contractual Net Interest Margin2 3.34% December 31, 2016 Reported 8,499,594 78,376 3.67% Purchase Accounting Impact (41,663) 8,633 0.40% Contractual Net Interest Margin2 3.27% September 30, 2016 Reported 7,009,363 63,083 3.58% Purchase Accounting Impact (33,558) 8,307 0.47% Contractual Net Interest Margin2 3.11% June 30, 2016 Reported 6,876,936 61,950 3.62% Purchase Accounting Impact (39,114) 6,438 0.37% Contractual Net Interest Margin2 3.25% March 31, 2016 Reported 6,832,335 61,786 3.64% Purchase Accounting Impact (44,537) 8,171 0.48% Contractual Net Interest Margin2 3.16%

04/21/2017 Owner Occupied CRE $1,313 17% C&I $1,444 19% 1-4 Resi $1,787 24% Jr. Lien / HELOC $502 7% Consumer Loans $423 6% Other $231 3% CRE Concentration well within Regulatory Guidelines 21 ■ Total CRE was 156% of total risk based capital ■ Construction & development loans were 44% of total risk based capital Portfolio by Loan Type (In millions) Non-owner Occupied CRE $1,187 16% Other C&D $350 5% Multifamily $116 1% 1-4 C&D $158 2% Commercial Real Estate Loans